VAN KAMPEN UNIT TRUSTS, SERIES 788

              VAN KAMPEN PREFERRED OPPORTUNITY PORTFOLIO, SERIES 3

               SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 29, 2008



         Notwithstanding anything to the contrary in the prospectus, the securities of American International Group have been liquidated from the trust set forth above due to serious adverse credit factors.

Supplement Dated: September 16, 2008